Exhibit 21

SUBSIDIARIES OF CAESARS ENTERTAINMENT, INC.

ATLANTIC CITY COUNTRY CLUB, INC.
a New Jersey corporation

B I GAMING CORPORATION
a Nevada corporation

BALLY’S LOUISIANA, INC.
a Louisiana corporation

BALLY’S MIDWEST CASINO, INC.
a Delaware corporation

BALLY’S OLYMPIA LIMITED PARTNERSHIP
a Delaware limited partnership
dba Bally’s Saloon Gambling Hall/Hotel

BALLY’S PARK PLACE, INC.
a New Jersey corporation
dba Bally’s Atlantic City, dba The Wild West Casino, dba Claridge Casino

BALLY’S TUNICA, INC.
a Mississippi corporation

BALUMA HOLDING, S.A.

a Bahama corporation
(Registrant owns 85.5%)

BALUMA S.A.
a Uruguay corporation
(Registrant owns 0.1%)

BELLE OF ORLEANS, LLC
a Louisiana limited liability company
dba Bally’s Casino Lakeshore Resort

BENCO, INC.
a Nevada corporation

BL DEVELOPMENT CORP.
a Minnesota corporation
dba Grand Casino Tunica

BOARDWALK REGENCY CORPORATION
a New Jersey corporation
dba Caesars Atlantic City

CAESARS ENTERTAINMENT AKWESASNE CONSULTING CORP.
a Nevada corporation

CAESARS ENTERTAINMENT DEVELOPMENT, LLC
a Nevada limited liability company

CAESARS ENTERTAINMENT FINANCE CORP.
a Nevada corporation

CAESARS ENTERTAINMENT RETAIL, INC.
a Nevada corporation

CAESARS ENTERTAINMENT WINDSOR HOLDING, INC.
a Canadian corporation
dba Casino Windsor

CAESARS GLOBAL RESORTS MANAGEMENT PTY. LTD.
a South African corporation
(Registrant owns 50%)

CAESARS INTERNATIONAL, INC.
a Nevada corporation

CAESARS NEW JERSEY, INC.
a New Jersey corporation

CAESARS PALACE CORPORATION
a Delaware corporation

CAESARS PALACE REALTY CORP.
a Nevada corporation

CAESARS SOUTH AFRICA, INC.
a Nevada corporation

CAESARS WORLD GAMING DEVELOPMENT CORPORATION
a Nevada corporation

CAESARS WORLD, INC.
a Florida corporation

CEI-SULLIVAN COUNTY DEVELOPMENT COMPANY
a Nevada corporation

CEI-SC ACQUISITION COMPANY
a Nevada corporation

CONSOLIDATED SUPPLIES, SERVICES AND SYSTEMS
a Nevada corporation
dba CS3

DESERT PALACE, INC.
a Nevada corporation
dba Caesars Palace and dba Caesars Tahoe

FHR CORPORATION
a Nevada corporation
dba Reno Hilton

FLAMINGO-LAUGHLIN, INC.
a Nevada corporation
dba Flamingo Laughlin

GLOBAL RESORTS EAST RAND PTY, LTD.
a South African corporation
dba Caesars Gauteng

(Registrant owns 25%)

GNOC, CORP.
a New Jersey corporation
dba Atlantic City Hilton

GRAND CASINOS OF MISSISSIPPI, L.L.C.-GULFPORT
a Mississippi limited liability company
dba Grand Casino Gulfport

GRAND CASINOS OF MISSISSIPPI, INC.-BILOXI
a Minnesota corporation
dba Grand Casino Biloxi

GRAND CASINOS, INC.
a Minnesota corporation

LVH CORPORATION

a Nevada corporation

PARBALL CORPORATION
a Nevada corporation
dba Flamingo Las Vegas dba Bally’s/Paris Las Vegas and dba O’Sheas Casino

PARK PLACE ENTERTAINMENT SCOTIA LIMITED
a Canadian corporation

PPE-ASP, INC.
a Nevada corporation

QSB LLC

a Nevada limited liability company

RDI/CAESARS RIVERBOAT CASINO LLC
an Indiana limited liability company
dba Caesars Indiana

ROMAN ENTERTAINMENT CORPORATION OF INDIANA
an Indiana corporation

ROMAN HOLDING CORPORATION OF INDIANA
an Indiana corporation

SHERATON TUNICA CORPORATION
a Delaware corporation
dba Sheraton Casino & Hotel

TELE/INFO, INC.
a Nevada corporation